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                                                                    EXHIBIT 10.1

                       SECOND LOAN MODIFICATION AGREEMENT


         This Second Loan Modification Agreement is entered into as of May 13, 1999 by and between HIE, Inc., formerly known as Healthdyne Information Enterprises, Inc., a Georgia corporation ("Borrower") whose address is 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067 and Silicon Valley Bank, a California-chartered bank ("Bank") with a loan production office located at 3343 Peachtree Road, N.E., Suite 312, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement dated August 3, 1998 by and between Borrower and Bank, a amended by that certain Loan Modification Agreement dated November 13, 1998 and as may be further amended from time to time (the "Loan Agreement") and Promissory Note in the principal amount of $5,000,000 dated August 3, 1998 (the "Note"). The Loan Agreement and Note provide for, among other things, a line of credit in the original principal amount of Five Million Dollars ($5,000,000). Defined terms used herein without definition shall have the same meaning ascribed thereto in the Loan Agreement and Note.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the obligations is secured by the Collateral as described in the Loan Agreement and is guaranteed by HubLink, Inc. ("Guarantor") a subsidiary of Borrower. The obligations are also secured by all the assets of Guarantor pursuant to a Security Agreement dated August 3, 1998 between Guarantor and Bank and a pledge of the stock of Guarantor pursuant to a Stock Pledge Agreement dated August 3, 1998 between Borrower and Bank. By execution hereof, Borrower hereby consents to the filing of those certain Intellectual Property Security Agreement by and between Borrower and the Bank and by and between Guarantor and the Bank (the "IP Security Agreements") with the U.S. Patent and Trademark Office. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Note shall be referred to as the "Security Documents". Hereinafter, the Loan Agreement, the Security Documents, together with all other documents evidencing or securing the Committed Revolving Line, shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A. Waiver of Certain Covenants. The Bank hereby waives the Company's failure to meet (1) the Adjusted Quick Ratio covenant set forth in Section 6.8 of the Loan Agreement for the first calendar quarter ending March 31, 1999 and (2) the Profitability covenant as set forth in Section 6.9 of the Loan Agreement for the first calendar quarter ending March 31, 1999.




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         B.       Intellectual Property Security Agreement. This Second Loan
                  Modification Agreement is intended to revise the Loan Agreement is amended to include Intellectual Property Collateral as additional Collateral securing the repayment of the Committed Revolving Line.

         C.       Modification of Committed Revolving Line.

                  (1) The interest rate for the Committed Revolving Line is hereby increased to one and one-half (1.5) percentage points in excess of the Prime Rate. In the event the Bank receives financial statements for the second quarter ending June 30, 1999 in accordance with Section 6.3 of the Loan Agreement that reflect in such quarter compliance with Section 6.8 of the Loan Agreement entitled "Adjusted Quick Ratio" and Section 6.9 entitled "Profitability," the interest rate for the Committed Revolving Line shall be reduced to one (1.0) percentage points in excess of the Prime Rate.

         D.       Modification to Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement shall be amended by inserting the following definition in the Loan Agreement following the definition of "Loan Documents":

                  "Guarantor" means HUBLink, Inc., an Ohio corporation."

                  (b) Section 2.3(a) is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(a) Interest Rate. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to one and one-half (1.5) percentage points above the Prime Rate. In the event the Bank receives financial statements for the second quarter ending June 30, 1999 in accordance with Section 6.3 of the Loan Agreement that reflect in such quarter compliance with Section
                  6.8 of the Loan Agreement entitled "Adjusted Quick Ratio" and
                  Section 6.9 entitled "Profitability," the interest rate hereunder shall be reduced to one (1.0) percentage point above the Prime Rate."

                  (c) Section 6.3 of the Loan Agreement is amended by adding at the end thereof the following:

                           "(g) as soon as available, but in any event within thirty (30) days after the end of each month, which is not the end of a fiscal quarter, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank."



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                  (d)      Section 6.8 shall be deleted in its entirety and
                  replace with the following new Section 6.8:

                           "6.8 Adjusted Quick Ratio. Borrower shall maintain a ratio of Quick Assets to Current Liabilities, less current deferred maintenance revenue as follows:

                           (a) as of the last day of each fiscal quarter, of at least 1.75 to 1.0; and

                           (b) as of the last day of each month that is not the last month of a fiscal quarter, of at least 1.0 to 1.0.

                  (e) Section 6.9 shall be deleted in its entirety and replace with the following new Section 6.9:

                           "6.9 Profitability. Borrower shall maintain a cumulative maximum Net Loss of Six Hundred Thousand Dollars ($600,000) for the three calendar months ending on June 30, 1999. Thereafter, Borrower shall have Net Income for each fiscal quarter of at least $1.00."

                  (f) Section 6.10(a) shall be deleted in its entirety and replaced with the following:

                                    (a)      Borrower shall register or cause to
                                    be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreements delivered to Bank by Borrower and Guarantor in connection with this Agreement by June 5, 1999. Borrower shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to any third party, including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C.


                  (g) Section 7.1 shall be amended by deleting the period at the end of such section and inserting the following:

                                    ", provided, however, such Transfers shall not occur in the fiscal period ending June 30, 1999."


                  (h) Section 7.3 shall be deleted in its entirety and replaced with the following:



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                                 "7.3 Mergers or Acquisitions. Merge or
                                 consolidate with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person; except that Borrower and its Subsidiaries shall be permitted to enter into mergers or acquisitions after June 30, 1999 that do not at all times while the Obligations are outstanding, involve an amount that, in the aggregate for all mergers or acquisitions, exceeds Six Hundred Thousand Dollars ($600,000) in cash, and, further, provided that the Company or its Subsidiary must be the surviving entity in the merger."


                  (i) Exhibit D to the Loan Agreement is deleted in its entirety and replaced with a new Exhibit D attached hereto as
                  Schedule 1.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. In connection with this Agreement, Borrower shall pay a fee equal to Five Hundred Dollars ($500.00) which facility fee shall be fully earned and non-refundable (the "Loan Fee".)

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

         (a) Borrower has adequate corporate power and authority to execute and deliver this Second Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Second Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Second Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.

         (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.



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         (c)      Upon the execution and delivery of this Second Loan
Modification Agreement and the satisfaction of the conditions precedent set forth in Section 7 hereof, no Event of Default shall exist and be continuing.

7.       CONDITIONS PRECEDENT.

         (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

                  (1) All of the representations and warranties made by Borrower in Section 6 hereof shall be true and correct; and

                  (2) Bank shall receive in form and substance satisfactory to Bank, a Certificate of Officer of Borrower and Guarantor, as to the satisfaction of the condition specified in paragraph (1) of this
         Section 7(a);

                  (3) Execution and delivery of the IP Security Agreements and UCC-3 Financing Statements related thereto;

                  (4)      Borrower's payment of the Loan Fee;

                  (5) Delivery of corporate resolution authorizing the consummation by Borrower and the Guarantor of the transactions contemplated hereby;

                  (6) Delivery of a Certificate of an Officer of Borrower stating that no changes have occurred with respect to Borrower's Certificate of Good Standing issued by the State of Georgia and Borrower's Certificate of Authority to transact business issued by the states of Tennessee and Texas, since the respective dates of issuance thereof;

                  (7) Delivery of a Certificate of an Officer of Guarantor stating that no changes have occurred with respect to Guarantor's Certificate of Good Standing issued by the State of Ohio and Guarantor's Certificate of Authority to transact business issued by the State of Georgia, since the respective dates of issuance thereof;

                  (8) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate.

Upon satisfaction of each of the conditions precedent set forth in this Section 6, the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

         (b) From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, Bank's obligations to make any Advances to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Advance as


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if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Advance. From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, each request by Borrower for a Advance under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 7(b) have been met.

8. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Loan Agreement or Note.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents and herein, and Borrower hereby ratifies and affirms all such representations and warranties as if fully restated herein. Except as expressly modified pursuant to this Second Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modification of the Existing Loan Documents pursuant to this Second Loan Modification Agreement in no way shall obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Second Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Second Loan Modification Agreement. The terms of this paragraph apply not only to this Second Loan Modification Agreement, but also to all subsequent loan modification agreements.

10. MISCELLANEOUS. THIS LOAN MODIFICATION AGREEMENT SHALL BE CONSIDERED A "LOAN DOCUMENT" UNDER AND AS DEFINED IN THE LOAN AGREEMENT. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OR ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE BORROWER AND THE BANK ALSO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST THE BORROWER IN CONNECTION WITH THIS AGREEMENT OR SUCH OTHER LOAN DOCUMENT, MAY BE BROUGHT BY THE BANK OR BORROWER IN ANY STATE OR FEDERAL COURT SITTING IN THE



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COUNTY OF THE STATE IN WHICH BANK'S ADDRESS SHOWN IN SECTION 10 ABOVE IS
LOCATED, OR IN ANY OTHER COURT TO THE JURISDICTION OF WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS OR MAY BE SUBJECT. EACH OF THE BORROWER AND THE BANK IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORESAID STATE AND FEDERAL COURTS, AND IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.













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         This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                                        BANK:

HEALTHDYNE INFORMATION                           SILICON VALLEY BANK
ENTERPRISES, INC.

By: /s/ Joseph A. Blankenship                    By:  /s/ Gerard F. Benson
    ---------------------------------                --------------------------
Its:  Vice President - Controller                Its:  Vice President
    ---------------------------------                --------------------------
         [CORPORATE SEAL]

Agreed and consented to as guarantor:

HUBLINK, INC.

By:  /s/ Robert I. Murrie
    ---------------------------------
Its:  President
    ---------------------------------

         [CORPORATE SEAL]








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                                                                      SCHEDULE 1

TO:       SILICON VALLEY BANK
FROM:     HIE, INC., formerly know as HEALTHDYNE INFORMATION ENTERPRISES, INC.

         The undersigned authorized officer of Healthdyne Information Enterprises, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank, as amended by that certain Loan Modification dated November 13, 1998 and that certain Second Modification dated May 13, 1999 and as may be amended from time to time (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                         REQUIRED                                            COMPLIES
------------------                         --------                                            --------

Monthly financial statements               Monthly within 30 days                            Yes          No
Quarterly financial statements             Quarterly within 45 days                          Yes          No
Annual (CPA Audited)                       FYE within 90 days                                Yes          No
10Q and 10K                                Within 5 days after filing with the SEC           Yes          No
A/R Agings                                 Monthly within 30 days                            Yes          No

FINANCIAL COVENANT                         REQUIRED               ACTUAL                       COMPLIES
------------------                         --------               ------                       --------

Maintain on a Monthly Basis(1):
   Minimum Adjusted Quick Ratio(2)          1.0:1.0            _____:1.0                      Yes          No
Maintain on a Quarterly Basis:
   Minimum Adjusted Quick Ratio(2)         1.75:1.0           _____:1.0                      Yes          No
   Profitability
     For the 3 months ending 6/30/99       $(600,000)         $                              Yes          No
                                                               --------
     Thereafter                            $1.00              $                              Yes          No
                                                               --------

(1) Only for those months that are not at the end of a fiscal quarter
(2) Quick Ratio" means, as of an applicable date, the ratio of (i) Quick Assets to (ii) Current Liabilities less current deferred maintenance revenue.

                           =====================================================
                                              BANK USE ONLY
                           RECEIVED BY:__________________DATE:___________
                           REVIEWED BY:____________________
                           COMPLIANCE STATUS:  YES / NO
                           =====================================================

COMMENTS REGARDING EXCEPTIONS:
Sincerely,

_______________________    Date:_______________
SIGNATURE


_______________________
TITLE





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